EXHIBIT "A"



               RECOGNITION OF SERVICES PREFORMED
                 AND RECEIPT OF PAYMENT THEREOF
                  DATED EFFECTIVE MAY 22, 1998



     WHEREAS, Flexweight Corporation (the "Company") entered into a Financial Consulting Agreement (the "Agreement") effective July 1, 1997 with Park Street Investments, Inc. ("PSI"), attached hereto as exhibit "A"; and

     WHEREAS, PSI has received 349,000 shares of the common stock of the Company for services rendered under the Agreement; and

     WHEREAS, PSI has a separate agreement for compensation with the reorganization candidate described in Section 2(b) of the Agreement and therefore releases the Company from any further compensation under the Agreement; and

     WHEREAS, Tammy Gehring, who was the President of the Company and signer of the Agreement, hereby recognizes PSI's services under the Agreement as valuable and preformed in full.

     THEREFORE BE IT RESOLVED, that PSI recognizes payment in full under the Agreement and that Tammy Gehring hereby recognizes PSI's services under the Agreement as having been rendered in full.

     IN WITNESS WHEREOF, the undersigned have executed this document to be effective as the first dated written above.

Flexweight Corporation

 /s/  Tammy Gehring
------------------------------------
Tammy Gehring, Former President


Park Street Investments, Inc.

 /s/  Ken Kurtz
------------------------------------
Ken Kurtz, President